SERIES A CONVERTIBLE REDEEMABLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
SERIES A CONVERTIBLE REDEEMABLE PREFERRED SHARES

12. SERIES A CONVERTIBLE REDEEMABLE PREFERRED SHARES

On November 11, 2009, the Company issued 29,714,103 shares of Series A convertible redeemable preferred shares (“Preferred Shares”) for cash proceeds of $54.9 million, net of issuance cost of $100,000, to new investors. Series A convertible redeemable preferred shares were negotiated with independent third party investors, and recorded at the fair values. The accretion to the redemption value was reflected as a reduction to net income to arrive at net income available to the ordinary shareholders in the accompanying consolidated statements of operations and amounted to $702,740 and 3,300,000 for the year ended December 31, 2009 and 2010, respectively. Upon the completion of the Company’s initial public offering on October 7, 2010, all of the issued and outstanding Series A convertible redeemable preferred shares were automatically converted into 29,714,103 ordinary shares without any price adjustment.

Given the nature of certain key terms of the Preferred Shares as listed below, the Company had classified the Preferred Shares as mezzanine equity as of December 31,2009.

Conversion

Each Preferred Shares is entitled to convert any or all of its preferred shares into fully paid and no assessable ordinary shares at the option of the holders or automatically upon a Qualified IPO or upon the request of a majority of holders of Preferred Shares. The conversion ratio is 1:1, subject to adjustments such as share splits and combinations, sale of shares below the conversion price and other dilutive events. Upon conversion, all declared and unpaid dividends on the Preferred Shares shall be paid in cash.

Each Preferred Share shall automatically be converted into ordinary shares at the then effective conversion price immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of ordinary shares to the public with gross cash proceeds to the Company in respect of all such ordinary shares so offered of at least $80 million and reflects a pre-money market valuation (based on the price per share offered to the public in the offering) of the Company of at least $275 million and results in such securities being listed on a Qualified Exchange (“a Qualified IPO”), or otherwise is approved by the Board, including the affirmative votes of both Series A Directors.

The Company has determined that there was no beneficial conversion feature (“BCF”) attributable to the Series A Shares as the effective conversion price was greater than the fair value of the ordinary shares on the commitment date. The Company will reevaluate whether a BCF is required to be recorded upon the modification to the effective conversion price of the Series A Shares, if any.

Redemption

Upon the earliest of material breach of share purchase agreement or second anniversary of the original issue, the Company shall redeem any Preferred Shares designated by the holders thereof for redemption by paying in cash an amount equal to the sum of (i) 100% of the issuance price (ii) an amount equal to interest on the issuance price for the period between the issuance date and the redemption date at an interest rate of 8% per annum, compounded annually, and (iii) all declared but unpaid dividends thereon up until the date of redemption, in each case above proportionally adjusted for any share splits, share dividends, combinations, recapitalizations or similar transactions.

Voting

Each Preferred Share has voting rights equivalent to the number of ordinary shares to which it is convertible at the reporting date.

Dividends

No dividends shall be declared or paid on any Ordinary Shares, unless and until a dividend in like amount is declared and paid on each outstanding Series A Preferred Share (on an as-if converted basis). The holders of outstanding Preferred Shares shall be entitled to receive, on an annual basis, preferential, non-cumulative dividends at the dividend rate of 8% of the Original Series A Issue Price, prior and in preference to any dividend on any Ordinary Shares; provided that such dividends shall be payable only when, as, and if declared by the Board. In addition, the holders of Preferred Shares shall be entitled to receive on a pari passu basis, when, as and if declared at the sole discretion of the Board, but only out of funds that are legally available for, cash dividends at the rate or in the amount as the Board considers appropriate.

Liquidation preference

In the event of any liquidation, dissolution or winding up of the Company, the holders of Preferred Shares then outstanding shall be entitled receive an amount equal to the then effective issuance price plus all dividends declared and unpaid (as adjusted). If assets are insufficient, then assets will be distributed among the holders of Preferred Shares in proportion to the full amounts to which they would otherwise be entitled. If assets remain, then remaining assets are distributed among the holders of outstanding Preferred Shares and ordinary shares based on the number of ordinary shares, on an as-if-converted basis.

The reconciliation of the Series A Convertible Redeemable Preferred Shares is as follows:

	$55,602,740	$55,602,740	$55,602,740
	Year ended December 31,
	2009	2010	2011
Mezzanine equity—Series A convertible redeemable preferred shares beginning balance	$—	$55,602,740	$—
Issuance of Series A convertible redeemable preferred shares	54,900,000	—	—
Deemed dividend on Series A convertible redeemable preferred shares	702,740	3,300,000	—
Conversion into ordinary shares	—	(58,902,740)	—

Mezzanine equity—Series A convertible redeemable preferred shares ending balance	$55,602,740	$—	$—